Confidential Treatment Requested by Pactiv Evergreen Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.19

July 8, 2019

John Rooney

CEO, Evergreen Packaging

Re: Retention Agreement (Part 1)

Dear John,

We are pleased to offer you (“you” or “Employee”) this retention bonus agreement (the “Agreement”) related to your continued service to Evergreen Packaging (the “Company”).

The terms of this Agreement are as follows:

1. Retention Bonus. Subject to the terms and conditions herein, the Company will provide you with a retention bonus in the gross amount of $1,600,000 (“Retention Bonus”). The Retention Bonus shall be payable in the following manner:

The Retention bonus shall be paid in two installments with 1/3 ($533,333.33) payable in the next available payroll immediately following the Company’s receipt of this Agreement signed by you; and, 2/3 ($1,066,666.67) payable at the end of the Retention Period.

The Retention Bonus is subject to regular tax withholdings and other authorized deductions. This bonus will not be treated as compensation for any purpose under any benefit plans or programs, unless statutorily required.

2. Period of this Agreement. In order to accept the offer set forth herein, you must promptly sign and return this Agreement to Steve Estes (Chief Human Resources Officer, Rank Group) but in no event later than July 12, 2019. This Agreement will commence as of the date noted above and will end June 30, 2020 (the “Agreement Period”), provided, however, that Section 4 (Confidentiality) of this Agreement shall survive the expiration or termination of this Agreement.

3. Repayment on Resignation or Termination for Cause. In the event that you resign or the Company terminates your employment for Cause during the Agreement Period, you agree to promptly repay Company for the Retention Bonus, but in no event later than thirty (30) days after your last day of employment with the Company. You further agree that, in the event you resign or are terminated for Cause, the Company may deduct the amount of the Retention Bonus in whole or in part from any payments then due to you from the Company.

For purposes of this Agreement, the Company may terminate the Employee’s employment for “Cause” upon the occurrence of any of the following, as determined in the sole discretion of the Company: (i) your failure to use your reasonable best efforts to follow a legal written order of management and such failure is not remedied within 30 days after receipt of notice; (ii) your gross or willful misconduct with regard to the Company; (iii) your conviction of a felony or crime involving material dishonesty; (iv) your fraud or personal dishonesty involving the Company’s assets; or (v) your unlawful use or possession of illegal drugs on the Company’s premises or while performing your duties and responsibilities.

Confidential Treatment Requested by Pactiv Evergreen Inc.

Pursuant to 17 C.F.R. Section 200.83

4. Confidentiality. You agree to keep the existence of this Agreement and its terms confidential, unless disclosure is required pursuant to an order by a court of competent jurisdiction. However, you may discuss the terms of this Agreement with your spouse, attorney(s) or tax advisor(s), provided any such person agrees to keep the existence and terms of this Agreement strictly confidential.

5. Continuation of Employment. This Agreement does not change your status as an “at-will” employee and does not guarantee your employment for any specific period of time. The Company reserves the right to terminate you at any time and for any or no reason.

6. Governing Law/Captions/Severance/Attorney’s Fees. This Agreement shall be construed in accordance with, and pursuant to, the laws of the State of Illinois. The captions of this Agreement shall not be part of the provisions hereof, and shall have no force or effect. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that the Company must file a claim to seek enforcement of any provision of this Agreement, the Company shall be entitled to receive compensation for related costs, including but not limited to attorney’s fees and interest.

7. Entire Agreement/Amendment. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and the parties have made no agreement, representations, or warranties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended at any time by written agreement of both parties, but it shall not be amended by oral agreement.

We look forward to your continuing contributions to the Company. Please acknowledge by signing below that you have read this Agreement and you understand and agree to its terms.

Sincerely,

/s/ Steve Estes

Steve Estes, CHRO, Rank Group

I, John Rooney, have read this Agreement, and I understand and agree to its terms.

/s/ John Rooney	7/11/2019
Employee (signature)	Date

John Rooney
Employee (printed name)

Confidential Treatment Requested by Pactiv Evergreen Inc.

Pursuant to 17 C.F.R. Section 200.83

July 8, 2019

John Rooney

CEO, Evergreen Packaging

Re: Retention Agreement (Part 2)

Dear John,

We are pleased to offer you (“you” or “Employee”) this retention bonus agreement (the “Agreement”) related to your continued service to Evergreen Packaging (the “Company”).

The terms of this Agreement are as follows:

1. Retention Bonus. Subject to the terms and conditions herein, the Company will provide you with a retention bonus in the gross amount of $800,000 (“Retention Bonus”). The Retention Bonus shall be payable in the following manner:

The Retention bonus shall be paid in two installments with 1⁄2 ($400,000) payable on January 1, 2021; and, 1⁄2 ($400,000) payable at the end of the Retention Period.

The Retention Bonus is subject to regular tax withholdings and other authorized deductions. This bonus will not be treated as compensation for any purpose under any benefit plans or programs, unless statutorily required.

2. Period of this Agreement. In order to accept the offer set forth herein, you must promptly sign and return this Agreement to Steve Estes (Chief Human Resources Officer, Rank Group) but in no event later than July 12, 2019. This Agreement will commence as of July 1, 2020 above and will end June 30, 2021 (the “Agreement Period”), provided, however, that Section 4 (Confidentiality) of this Agreement shall survive the expiration or termination of this Agreement.

3. Repayment on Resignation or Termination for Cause. In the event that you resign or the Company terminates your employment for Cause during the Agreement Period, you agree to promptly repay Company for the Retention Bonus, but in no event later than thirty (30) days after your last day of employment with the Company. You further agree that, in the event you resign or are terminated for Cause, the Company may deduct the amount of the Retention Bonus in whole or in part from any payments then due to you from the Company.

For purposes of this Agreement, the Company may terminate the Employee’s employment for “Cause” upon the occurrence of any of the following, as determined in the sole discretion of the Company: (i) your failure to use your reasonable best efforts to follow a legal written order of management and such failure is not remedied within 30 days after receipt of notice; (ii) your gross or willful misconduct with regard to the Company; (iii) your conviction of a felony or crime involving material dishonesty; (iv) your fraud or personal dishonesty involving the Company’s assets; or (v) your unlawful use or possession of illegal drugs on the Company’s premises or while performing your duties and responsibilities.

Confidential Treatment Requested by Pactiv Evergreen Inc.

Pursuant to 17 C.F.R. Section 200.83

4. Confidentiality. You agree to keep the existence of this Agreement and its terms confidential, unless disclosure is required pursuant to an order by a court of competent jurisdiction. However, you may discuss the terms of this Agreement with your spouse, attorney(s) or tax advisor(s), provided any such person agrees to keep the existence and terms of this Agreement strictly confidential.

5. Continuation of Employment. This Agreement does not change your status as an “at-will” employee and does not guarantee your employment for any specific period of time. The Company reserves the right to terminate you at any time and for any or no reason.

6. Governing Law/Captions/Severance/Attorney’s Fees. This Agreement shall be construed in accordance with, and pursuant to, the laws of the State of Illinois. The captions of this Agreement shall not be part of the provisions hereof, and shall have no force or effect. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that the Company must file a claim to seek enforcement of any provision of this Agreement, the Company shall be entitled to receive compensation for related costs, including but not limited to attorney’s fees and interest.

7. Accelerated Payment at Sale of Business. In the event of a Sale of Business (as defined below) prior to the conclusion of the retention period (June 30, 2021), this payment shall be made within 30 days following the close of such sale of business. For purposes of this provision, a “Sale of Business” shall mean the sale or other disposition of more than 50% of the shares or other equity interests of the Company or the Company’s direct or indirect parent to a non-affiliated party.

8. Entire Agreement/Amendment. This instrument contains the entire agreement of the parties relating to the subject matter hereof, and the parties have made no agreement, representations, or warranties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended at any time by written agreement of both parties, but it shall not be amended by oral agreement.

We look forward to your continuing contributions to the Company. Please acknowledge by signing below that you have read this Agreement and you understand and agree to its terms.

Sincerely,

/s/ Steve Estes

Steve Estes

CHRO, Rank Group

Confidential Treatment Requested by Pactiv Evergreen Inc.

Pursuant to 17 C.F.R. Section 200.83

I, John Rooney, have read this Agreement, and I understand and agree to its terms.

/s/ John Rooney	7/11/19
Employee (signature)	Date

John Rooney
Employee (printed name)